UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):     August 18, 2005
SUSQUEHANNA MEDIA CO.
(Exact name of registrant as specified in charter)

Delaware	333-80523	23-2722964
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)
140 East Market Street, York, PA 17401
(Address of principal executive offices)
Registrant’s telephone number, including area code: (717) 848-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
A release announcing Susquehanna Media Co.’s (“Media’s”) second quarter 2005 results is being furnished as Exhibit 99 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Additionally, Media today announced its conference call on Friday, August 19, 2005 at 11:00 a.m. EDT to discuss second quarter 2005 results. To participate in this conference call, please dial (877) 326-2337. The participant code is 7055494.
Some of the statements in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than historical facts included herein, including those regarding market trends, Media’s financial position, business strategy, projected plans, estimated impact of accounting treatment changes, estimated SEC filing dates, and objectives of management for future operations, and the potential sale of Media’s businesses are forward-looking statements. Many of these risks are discussed in Media’s Annual Report on Form 10-K for the year ended December 31, 2004. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of Media to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in Media’s markets), the outcome of the potential sale of our Radio and Cable businesses, interest rate movements, terrorists’ acts or adverse reactions to United States anti-terrorism activities, the amount and timing of compensation charges, our ability to service our outstanding indebtedness and the impact such indebtedness may have on the way we operate our businesses, changes in accounting principles generally accepted in the United States of America and changes in SEC rules and regulations, advances in technology and our ability to capitalize on such advances, decreases in our customers’ advertising and entertainment expenditures, acquisition opportunities and Media’s ability to integrate successfully any such acquisitions, our ability to successfully enter new lines of business, from time to time, such as telephony, meet expectations and estimates concerning future financial performance, financing plans, the impact of competition, existing and future regulations affecting Media’s business, possible nonrenewal of cable franchises, and other factors over which Media may have little or no control.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date August 18, 2005	SUSQUEHANNA MEDIA CO. Registrant

	By:	/s/ John L. Finlayson

Vice President and Chief Financial Officer